Exhibit 4.4
FIRST REFUSAL AND CO-SALE AGREEMENT
          This FIRST REFUSAL AND CO-SALE AGREEMENT (the “Agreement”) is entered into as of November 17, 2004 by and among Qlik Technologies Inc., a Delaware corporation (the “Company”), the parties listed on Schedule A (each, a “Common Holder” and together the “Common Holders”) and the parties listed on Schedule B (the “Investors”) who are holders of Preferred Stock of the Company (the “Preferred Shares”).
WITNESSETH:
          WHEREAS, the Company and certain of the Investors (the “New Investors”) are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the “Series A Agreement”), pursuant to which the New Investors are purchasing shares of the Company’s Series A Preferred Stock;
          WHEREAS, each Common Holder listed on Schedule A is the beneficial owner of shares of Common Stock of the Company;
          WHEREAS, certain of the Investors as set forth on Schedule B under the heading “Existing Investors” (each, an “Existing Investor” and together, the “Existing Investors”) hold shares of the Company’s Series AA Preferred Stock; and
          WHEREAS, each Common Holder and Existing Investor wishes to provide further inducement to the New Investors to purchase the Series A Preferred Stock.
          NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
          1. Definitions.
               (a)     Delivery. For purposes of this Agreement, the term “Delivery” shall have the meaning set forth in Section 7 below.
               (b)     Equity Securities. For purposes of this Agreement, the term “Equity Securities” shall mean any securities now or hereafter owned or held by a Common Holder or an Existing Investor (or a transferee in accordance with Section 2.4 herein) having voting rights in the election of the Board of Directors of the Company, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing; provided, however, Equity Securities shall not include any shares of the Company’s Series A Preferred Stock (or Common Stock issuable upon conversion thereof) held by an Existing Investor.
               (c)     Holders. For purposes of this Agreement, the term “Holders” shall mean the New Investors or persons who have acquired shares from any of such persons or their transferees or assignees in accordance with the provisions of this Agreement.

               (d)     Parties. For purposes of this Agreement, the term “Parties” shall mean the Company, the Investors and the Common Holders.
               (e)     Qualified IPO. For purposes of this Agreement, the term “Qualified IPO” shall mean a bona fide, firmly underwritten public offering of shares of Common Stock of the Company at a public offering price which was not less than $3.15 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and greater than $30,000,000 in the aggregate.
               (f)     Transfer. For purposes of this Agreement, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers pursuant to divorce or legal separation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary, involuntarily or by operation of law, directly or indirectly, of any of the Equity Securities.
          2.     Agreements Among the Company, the Investors and the Common Holders.
          2.1     Rights of Refusal.
               (a)     Transfer Notice. If at any time a Common Holder or Existing Investor proposes to Transfer Equity Securities (a “Selling Stockholder”), then the Selling Stockholder shall promptly give the Company and each Holder written notice of the Selling Stockholder’s intention to make the Transfer (the “Transfer Notice”). The Transfer Notice shall include (i) a description of the Equity Securities to be transferred (“Offered Shares”), (ii) the name(s) and address(es) of the prospective transferee(s) and (iii) the consideration and (iv) the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Selling Stockholder has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. In the event that the transfer is being made pursuant to the provisions of Section 2.4, the Transfer Notice shall state under which specific subsection the Transfer is being made.
               (b)     Company’s Right of First Refusal. The Company shall have an option for a period of ten (10) days from Delivery of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and purchase all or any portion of the Offered Shares by notifying the Selling Stockholder in writing before expiration of such ten (10) day period as to the number of such Offered Shares that it wishes to purchase. If the Company gives the Selling Stockholder notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after Delivery to the Company of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third-party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 2.1(e). If the Company fails to purchase any or all of the Offered Shares by exercising the option granted in this Section 2.1(b) within the period provided, the remaining Offered Shares shall be subject to the options granted to the Holders pursuant to subsection 2.1(d).
               (c)     Additional Transfer Notice. Subject to the Company’s option set forth in Section 2.1(b), if at any time the Selling Stockholder proposes a Transfer, then, within five (5) days after the Company has declined to purchase all, or a portion, of the Offered Shares or the Company’s option to so purchase the Offered Shares has expired, the Selling Stockholder shall give each Holder an “Additional Transfer Notice” that shall include all of the information and certifications required in a Transfer Notice and shall additionally identify the Offered Shares that the Company has declined to purchase (the “Remaining Shares”) and briefly describe the Holders’ rights of first refusal and co-sale rights with respect to the proposed Transfer.
               (d)     Holders’ Right of First Refusal. (i) Each Holder shall have an option for a period of fifteen (15) days from the Delivery of the Additional Transfer Notice from the Selling Stockholder set forth in Section 2.1(c) to elect to purchase its respective pro rata share of the Remaining Shares at the same price and subject to the same material terms and conditions as described in the Additional Transfer Notice. Each such Holder may exercise such purchase option and purchase all or any portion of his, her or its pro rata share of the Remaining Shares (a “Participating Holder” for the purposes of Section 2.1(d) and 2.1(e)), by notifying the Selling Stockholder and the Company in writing, before expiration of the fifteen (15) day period as to the number of such Remaining Shares that he, she or it wishes to purchase (the “Participating Holder Notice”). Each such Holder’s pro rata share of the Remaining Shares shall be a fraction of the Remaining Shares, the numerator of which shall be the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by such Holder on the date of the Transfer Notice and denominator of which shall be the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) held by all Holders on the date of the Transfer Notice.
                    (ii)     In the event any such Holder elects not to purchase its pro rata share of the Remaining Shares available pursuant to its option under subsection 2.1(d)(i) within the time period set forth therein, then the Selling Stockholder shall promptly give written notice (the “Overallotment Notice”) to each Participating Holder that has elected to purchase all of its pro rata share of the Remaining Shares (each a “Fully Participating Holder”), which notice shall set forth the number of Remaining Shares not purchased by the other Holders, and shall offer the Participating Holders the right to acquire the unsubscribed shares. Each Participating Holder shall have five (5) days after Delivery of the Overallotment Notice to deliver a written notice to the Selling Stockholder (the “Participating Holders Overallotment Notice”) of its election to purchase its pro rata share of the unsubscribed shares on the same terms and conditions as set forth in the Additional Transfer Notice and indicating the maximum number of the unsubscribed shares that it will purchase in the event that any other Fully Participating Holder elects not to purchase its pro rata share of the unsubscribed shares. For purposes of this Section 2.1(d)(ii), the numerator shall be the same as that used in Section 2.1(d)(i) above and the denominator described in clause (i) of this subsection 2.1(d) shall be the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred

Shares) owned by all Participating Holders on the date of the Transfer Notice. Each Participating Holder shall be entitled to apportion Remaining Shares to be purchased among its partners and affiliates (including in the case of a venture capital fund other venture capital funds affiliated with such fund), provided that such Participating Holder notifies the Selling Stockholder and the Company of such allocation.
               (e)     Payment. (i) The Participating Holders shall effect the purchase of the Remaining Shares with payment by check or wire transfer, against delivery of the Remaining Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after Delivery to the Company of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third-party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 2.1(e).
                    (ii)     Should the purchase price specified in the Transfer Notice or Additional Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company (and the Participating Holders) shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property. If the Selling Stockholder and the Company (or the Participating Holders) cannot agree on such cash value within ten (10) days after Delivery to the Company of the Transfer Notice (or the Delivery of the Additional Transfer Notice to the Holders), the valuation shall be made by an appraiser of recognized standing selected by the Selling Stockholder and the Company (or the Participating Holders) or, if they cannot agree on an appraiser within twenty (20) days after Delivery to the Company of the Transfer Notice (or the Delivery of the Additional Transfer Notice to the Holders), each shall select an appraiser of recognized standing and those appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Selling Stockholders and the Company (and the Participating Holders), with half of the cost borne by the Company and the Participating Holders pro rata by each, based on the number of shares such parties have expressed an interest in purchasing pursuant to this Section 2. If the time for the closing of the Company’s purchase or the Participating Holders’ purchase has expired but the determination of the value of the purchase price offered by the prospective transferee(s) has not been finalized, then such closing shall be held on or prior to the fifth business day after such valuation shall have been made pursuant to this subsection.
          2.2     Right of Co-Sale.
               (a)     To the extent the Company and the Holders do not exercise their respective rights of refusal as to all of the Offered Shares pursuant to Section 2.1, then each Holder (a “Selling Holder” for purposes of this Section 2.2) that notifies the Selling Stockholder in writing within twenty (20) days after Delivery of the Additional Transfer Notice referred to in Section 2.1(a), shall have the right to participate in such sale of Equity Securities on the same terms and conditions as specified in the Transfer Notice. Such Selling Holder’s notice to the Selling Stockholder shall indicate the number of shares of capital stock of the Company that the Selling Holder wishes to sell under his, her or its right to participate, subject to the limitations set forth in Section 2.2(b) below. To the extent one or more of the Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Equity Securities that the Selling Stockholder may sell in the Transfer shall be correspondingly reduced.
               (b)     Each Selling Holder may sell all or any part of that number of shares of capital stock of the Company equal to the product obtained by multiplying (i) the aggregate number of shares of Equity Securities covered by the Transfer Notice that have not been subscribed for pursuant to Section 2.1 by (ii) a fraction, the numerator of which is the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Selling Holder on the date of the Transfer Notice and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Selling Stockholder and all of the Selling Holders on the date of the Transfer Notice.
               (c)     Each Selling Holder shall effect its participation in the sale by promptly delivering to the Selling Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:
                    (i)     the type and number of shares of capital stock of the Company that such Selling Holder elects to sell; or
                    (ii)     that number of shares of capital stock of the Company that are at such time convertible into the number of shares of Common Stock that such Selling Holder elects to sell; provided, however, that if the prospective third-party purchaser objects to the delivery of shares of capital stock of the Company in lieu of Common Stock, such Selling Holder shall convert such shares of capital stock of the Company into Common Stock and deliver Common Stock as provided in this Section 2.2. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.
               (d)     The stock certificate or certificates that the Selling Holder delivers to the Selling Stockholder pursuant to Section 2.2(c) shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Selling Stockholder shall concurrently therewith remit to such Selling Holder that portion of the sale proceeds to which such Selling Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Holder exercising its rights of co-sale hereunder, the Selling Stockholder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Selling Stockholder shall purchase such shares or other securities from such Selling Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.
          2.3     Non-Exercise of Rights. To the extent that the Company and the Holders have not exercised their rights to purchase the Offered Shares or the Remaining Shares within the time periods specified in Section 2.1 and the Holders have not exercised their rights to participate in the sale of the Remaining Shares within the time periods specified in Section 2.2, the Selling Stockholder shall have a period of thirty (30) days from the expiration of such rights in which to sell the Offered Shares or the Remaining Shares, as the case may be, upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice, to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Offered Shares and the Remaining Shares free and clear of subsequent rights of first refusal and co-sale rights under this Agreement. In the event the Selling Stockholder does not consummate the sale or disposition of the Offered Shares and Remaining Shares within the thirty (30) day period from the expiration of these rights, the Company’s first refusal rights and the Holders’ first refusal rights and co-sale rights shall continue to be applicable to any subsequent disposition of the Offered Shares or the Remaining Shares by the Selling Stockholder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company and the Holders under this Section 2 to purchase Equity Securities from the Selling Stockholder or participate in sales of Equity Securities by the Selling Stockholder shall not adversely affect their rights to make subsequent purchases from the Selling Stockholder of Equity Securities or subsequently participate in sales of Equity Securities by the Selling Stockholder.
          2.4     Limitations to Rights of Refusal and Co-Sale. Notwithstanding the provisions of Section 2.1 and 2.2 of this Agreement, the first refusal rights of the Company and first refusal and co-sale rights of the Holders shall not apply to (a) the Transfer of Equity Securities to any spouse or member of a Common Holder’s or Existing Investor’s immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Common Holder’s or Existing Investor’s spouse or members of the Common Holder’s or Existing Investor’s immediate family, or to a trust for the Common Holder’s or Existing Investor’s own self, or a charitable remainder trust, (b) any sale of Equity Securities to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended or (c) the sale of Equity Securities to certain of the New Investors pursuant to that certain [Stock Purchase Agreement of even date herewith]; provided, however, that in the event of any transfer made pursuant to one of the exemptions provided by clause (a), (i) the Common Holder or Existing Investor shall inform the Holders of such Transfer prior to effecting it and (ii) each such transferee or assignee, prior to the completion of the Transfer, shall have executed documents assuming the obligations of the Common Holder or Existing Investor under this Agreement or other applicable agreements with respect to the transferred Equity Securities. Except with respect to the Equity Securities transferred under clause (c) above (which Equity Securities shall no longer be subject to the first refusal rights of the Company and the first refusal and co-sale rights of the Holders), such transferred Equity Securities shall remain “Equity Securities” hereunder, and such pledgee, transferee or donee shall be treated as the “Common Holder” or “Existing Investor,” as the case may be, for purposes of this Agreement.
          2.5     Prohibited Transfers.
               (a)     Except as otherwise provided in this Agreement, each Common Holder or Existing Investor will not sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way, all of any part of or any interest in the Equity Securities. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Equity Securities not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

               (b)     In the event a Common Holder or Existing Investor should sell any Equity Securities in contravention of the co-sale rights of the Holders under Section 2.2 (a “Prohibited Transfer”), the Holders (each, an “Eligible Holder”), in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below under subsection (c), and the Common Holder or Existing Investor shall be bound by the applicable provisions of such option.
               (c)     In the event of a Prohibited Transfer, each Eligible Holder shall have the right to sell to the Common Holder or Existing Investor the type and number of shares of Equity Securities equal to the number of shares each Eligible Holder would have been entitled to transfer to the third-party transferee(s) under Section 2.2 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:
                    (i)     The price per share at which the shares are to be sold to the Common Holder or Existing Investor shall be equal to the price per share paid by the third-party transferee(s) to the Common Holder or Existing Investor in the Prohibited Transfer. The Common Holder or Existing Investor shall also reimburse each Eligible Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Eligible Holder’s rights under Section 2.2.
                    (ii)     Within ninety (90) days after the later of the date on which the Eligible Holder (A) receives notice of the Prohibited Transfer or (B) otherwise becomes aware of the Prohibited Transfer, each Eligible Holder shall, if exercising the option created hereby, deliver to the Common Holder or Existing Investor the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.
                    (iii)     The Common Holder or Existing Investor shall, upon receipt of the certificate or certificates for the shares to be sold by an Eligible Holder pursuant to this Section 2.5, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 2.5(c)(i), in cash or by other means acceptable to the Eligible Holder.
          3.     Tag Along Right.
               (a)     In the event a Common Holder, Existing Investor or a group of Common Holders or Existing Investors of the Company (hereinafter referred to, collectively or individually, as the “Selling Stockholder”), has accepted a bona fide written offer from one or more third parties (hereinafter referred to, collectively or individually, as the “Third Party”) to such Selling Stockholder for the transfer of such Selling Stockholder’s capital stock of the Company, which transferred stock represents more than fifty percent (50%) of the Company’s outstanding capital stock (a “Change of Control”), the Selling Stockholder shall promptly deliver to the Holders and to each Investor who then holds at least two hundred ninety thousand (290,000) shares of the Company’s Series AA Preferred Stock (each, a “Tag Along Holder”) written notice of the sale (as amended from time to time, the “Notice of Sale”) which shall include (i) a description of the capital stock to be sold, (ii) the name(s) and address(es) of the Third Party, (iii) the consideration and (iv) the material terms and conditions upon which the proposed sale is to be made. Such Notice of Sale shall be provided within seven (7) business days of the first Selling Stockholder’s receipt of a bona fide third party offer.
               (b)     If a Selling Stockholder has entered into a transaction with a Third Party constituting a Change of Control then each of the Tag Along Holders shall have the right to include in accordance with the terms of the Notice of Sale that portion of such Tag Along Holder’s capital stock of the Company equal to the proportion that the shares of capital stock of the Company being sold by the Selling Stockholder to the Third Party bears to the total capital stock owned (directly or indirectly) by the Selling Stockholder immediately prior to such sale. Such tag-along right shall be subject to the terms and conditions set forth in this Section 3.
               (c)     Each Tag Along Holder shall be deemed to own the number of shares of Common Stock that such Tag Along Holder actually holds, plus the number of shares of Common Stock that are issuable upon conversion of any shares of securities convertible into or exercisable for shares of Common Stock (“Convertible Securities”) then held by such Tag Along Holder.
               (d)     Each Tag Along Holder shall deliver to the Company all of the shares of capital stock that it elects to sell pursuant to Section 3(b) (the “Included Shares”) along with one or more certificates, properly endorsed for transfer, which represent the Included Shares or that number of shares of Convertible Securities that is at such time convertible into the Included Shares; provided, however, that if the Third Party described in the Notice of Sale objects to the delivery of Convertible Securities in lieu of Common Stock, such Tag Along Holder shall convert the Convertible Securities and deliver Common Stock.
               (e)     The stock certificates that such Tag Along Holder delivers to the Company pursuant to Section 3(d) shall be transferred by the Company to the Third Party described in the Notice of Sale in consummation of the sale pursuant to the terms and conditions specified in the Notice of Sale, and the Company shall remit, concurrent with the closing of such sale, to such Tag Along Holder that portion of the sale proceeds to which such Tag Along Holder is entitled by reason of his participation in such sale.
               (f)     The provisions of this Section 3 shall not apply to any sale of shares of the Company’s Common Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, or to any firm commitment underwritten public offering.
          4.     Assignments and Transfers; No Third-Party Beneficiaries. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of the Holders hereunder are only assignable (a) to any other Holder, (b) to a partner, stockholder, member or affiliate of such Holder or (c) to an assignee or transferee who acquires all of the Equity Securities held by a particular Holder or at least two hundred ninety thousand (290,000) shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares).

          5.     Legend. Each existing or replacement certificate for Equity Securities now owned or hereafter acquired by a Common Holder or Equity Holder shall bear the following legend upon its face:
“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
          6.     Effect of Change in Company’s Capital Structure. Appropriate adjustments shall be made in any reference in this Agreement to numbers and classes of shares in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.
          7.     Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The occurrence of the events set forth in subsections (a) through (d) above shall constitute “Delivery” of notice. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 7).
          8.     Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each Common Holder and Existing Investor agrees to cooperate affirmatively with the Company, the Investors and the Holders, and to the extent reasonably requested by the Company, the Investors or the Holders, to enforce rights and obligations pursuant hereto.
          9.     Term. This Agreement shall terminate and be of no further force or effect upon (a) the consummation of a Qualified IPO or (b) the consummation of a Liquidation Event, as that term is defined in the Company’s Restated Certificate of Incorporation (as amended from time to time).
          10.     Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all other agreements between or among any of the parties with respect to the subject matter hereof. This Agreement shall be interpreted under the laws of the State of North Carolina without regard to conflicts of law principles thereof.
          11.     Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) Common Holders and Existing Investors holding at least a majority of the Equity Securities then held by the Common Holders and Existing Investors and (c) New Investors holding at least a majority of the Common Stock issuable or issued upon conversion of the Series A Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party hereto and their respective successors and assigns.
          12.     Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
          13.     Attorney’s Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
          14.     Aggregation of Stock. For the purposes of determining the availability of any rights under this Agreement, the holdings of any transferee and assignee of an individual or a partnership who is a spouse, ancestor, lineal descendant or siblings of such individual or partners or retired partners of such partnership or affiliates of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.
          15.     Conflict with Other Rights of First Refusal. Each Common Holder has entered into a Share Sale and Purchase Agreement or Restricted Stock Award Agreement with the Company, which agreement contains a right of first refusal provision in favor of the Company. For so long as this Agreement remains in existence, the right of first refusal provisions contained in this Agreement shall supersede the right of first refusal provisions contained in the Common Holder’s Share Sale and Purchase Agreement or Restricted Stock Award Agreement; provided, however, that the other provisions of such agreements shall remain in full force and effect. If, however, this Agreement shall terminate, the right of first refusal provisions contained in the Common Holder’s Share Sale and Purchase Agreement or Restricted Stock Award Agreement in accordance with its terms.
          16.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY:

QLIK TECHNOLOGIES INC.

By:	/s/ Måns Hultman

Name:

Title:

Address:

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:

Name:

Title:

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB

Scheelevägen 17

SE-223 70 Lund

SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Johan Averstedt
Name:	Johan Averstedt
Title:	Regional Sales Director

Address:	115 W 74st # 4A
New York NY 10023
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB

Scheelevägen 17

SE-223 70 Lund

SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Johan Asplund
By:	/s/ Johan Asplund
	Name:	Johan Asplund
Title:

Address:	Stövarevägen 4B
23192 Trelleborg
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Roy Ahnell
	Name:	Roy Ahnell
	Title:	DIR.

Address:	c/o MM 2000 Markment AB
Kullagränd 11
S-239 42 Falsterbo Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Lisa Berg
By:	/s/ Lisa Berg
	Name:	Lisa Berg
Title:

Address:	Bondeg 22
116 33 Stockholm

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
By:	/s/ Claes Björk
	Name:	Claes Björk
Title:

Address:	67 Park Ave.
Greenwich, CT 06830, USA
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
By:	/s/ Christer Berg
	Name:	Christer Berg
Title:

Address:	4008 Edward Pride Wynd
Raleigh, NC 27612 USA
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Björn Gustaf Berg Förvaltningsbdeg AB
By:	/s/ Björn Berg
	Name:	Björn Berg
Title:

Address:	Seeblichweg 10, A-5700
Zell an See, Austria
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Lars Björk

By:	Lars Björk
Name:
Title:

Address:	Kalasgatan 3
261 47 Landskrona Sweden
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
By:	/s/ Henrik Beén
	Name:	Henrik Beén
Title:

Address:	Rådmansgatan 7B
211 46 Malmö
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Karin Berglund
	Name:	Karin Berglund
Title:

Address:	Stromandsu 3
230 44 Bunkeflostrand

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Sten Berg
By:
	Name:	/s/ Sten Berg
Title:

Address:	Malmöv 8 240 10 Dalby

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Lars-Inge Berg
	Name:	Lars-Inge Berg
Title:

Address:
163 44 Spånga Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Per Benteke
By:	/s/ Per Benteke
	Name:	Per Benteke
	Title:	Devt. Team Leader

Address:	Regementsgatan 16 A
S — 211 42 Malmö, SWE

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Johan Callin
	Name:	Johan Callin
Title:

Address:	Götgatan 61
116 21 Stockholm

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

               IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Mathias Carnemark
	Name:	Mathias Carnemark
	Title:	Professional Services Manager

Address:	Bergalidsgången 4
135 54 Tyresö

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Ingemar Carlo
By:	/s/ Ingemar Carlo
	Name:	Ingemar Carlo
	Title:	Senior Consultant

Address:	Bredgatan 12 B
222 21, Lund, Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Adam Dahlberg
By:	/s/ Adam Dahlberg
	Name:	Adam Dahlberg
Title:

Address:	Villagatan 22, 114 32 Stockholm, SWE

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Anna Dahlberg
By:	/s/ Anna Dahlberg
	Name:	Anna Dahlberg
Title:

Address:	Artillerigatan 28 C
114 51 Stockholm, Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Johan Dahlberg
By:	/s/ Johan Dahlberg
	Name:	Johan Dahlberg
	Title:	Consultant

Address:	Nykroppagatan 19 123 32 Farsta
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
Fredrik Ehnö

By:	/s/ Fredrik Ehnö
	Name:	Fredrik Ehnö
	Title:	Account Manager

Address:	Blekingegatan 40 B
116 62 Stockholm Sweden
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Göran Engström
	Name:	Göran Engström
	Title:	Dir

Address:	Duvarp 31
274 62 Rydsgård Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:
	Name:	/s/ Per Falkenborn
Title:

Address:	F M Franzéns Gata
254 40 Helsingborg

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN
COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Anna Falkenborn
	Name:	Anna Falkenborn
Title:

Address:	Grubbagatan 3A
254 44 Helsingborg

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN
COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Ivana Flodr
	Name:	Ivana Flodr
Title:

Address:	29 Dunreath St #2
02119 Boston MA

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Harriet Gestrelius
By:	/s/ Harriet Gestrelius
	Name:	Harriet Gestrelius
Title:

Address:	Annas Väg 8
24563 Hjärup, Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Staffan Gestrelius
By:	/s/ Staffan Gestrelius
	Name:	Staffan Gestrelius
	Title:	Assoc. Professor

Address:	Annas Väg 8 SE — 245 63 Hjärup, Sweden
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Gantro AB
By:	/s/ Roland Persson
	Name:	Roland Persson
	Title:	CEO, President

Address:	Domkyrkovägen 17
236 37 Höllviken Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Anna Hansson
	Name:	Anna Hansson
Title:

Address:	Råkvägen 42, 23736 Bjärred
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Måns Hultman
	Name:	Måns Hultman
Title:

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Tim Hansen

By:
	Name:	Tim Hansen
Title:

Address:	Bielkevägen 12, S-182 63 Djursholms
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Intenspentia AB
By:	/s/ Måns Hultman
Måns Hultman

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Stiftelsen Industrifonden
By:	/s/ Lars Ojefors
	Name:	Lars Ojefors
Title:

By:	/s/ Tommy Nilsson
	Name:	Tommy Nilsson
Title:

Address:	P.O. Box 1163 SE — 111 91 Stockholm
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Johan Idh
	Name:	Johan Idh
	Title:	Software developer

Address:	Iliongränden 19
SE — 224 72 LUND

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Kristoffer Jönsson
	Name:	Kristoffer Jönsson
Title:

Address:	Falkenbergsgatan 1
214 24 Malmö, Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
Lena Jeppesen

By:	/s/ Lena Jeppesen
Name:
Title:

Address:	Ryttaregatan 1c
212 43 Malmö

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Sten K Johnson
By:	/s/ Sten K Johnson
	Name:	Sten K Johnson
	Title:	Director

Address:	Sveciagatan 22
SE — 216 18 Limhamn Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Kamelen 7
By:	/s/ Sven Olsson
Name:
Title:

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Carl Lohmander
By:
Name:
Title:

Address:	Elevgränden 14
SE — 224 67 LUND, Sweden

On behalf of Carl Lohmander, legal guardians of Carl Lohmander
/s/ Håkan Lohmander
Håkan Lohmander

/s/ Kerstin Lohmander
Kerstin Lohmander

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Waitis Handels AB
By:	/s/ Måns Hultman
	Name:	Måns Hultman
	Title:	Ceo

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Niklas Lagesson
By:	October 26 2004
Name:	Niklas Lagesson
Title:

Address:	Tågaborg 46
Helsingborg SE

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Magnus Lindhe
	Name:	Magnus Lindhe
	Title:	VP Scandinavian Manager

Address:	Visvägen 18, 245 42 Staffanstorp

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Anna Lindh

By:
	Name:	Anna Lindh
Title:

Address:	Nobelvägen 113
214 33 Malmö

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Håkan Lohmander
	Name:	Håkan Lohmander
	Title:	Ph.D.

Address:	Elevgränden 14
SE — 224 67 LUND, Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Jeanett Miladinov
	Name:	Jeanett Miladinov
	Title:	Accounting Manager

Address:	Tåbelundsvägen 5
S — 241 37 Eslöv

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:
	Name:	/s/ Lennart Nilsson
Title:

Address:	Professorsgatan 26
S — 223 63 Lund Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Margareta Nilsson
By:
	Name:	/s/ Margareta Nilsson
Title:

Address:	Professorsgatan 24
223 63 Lund

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
By:	/s/ Tamara Neumann
	Name:	Tamara Neumann
	Title:	Consultant

Address:	Steigerweg 6
34233 Fuldatal Germany

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Christer Bergman

By:	Novexus, LLC
	Name:	Christer Bergman
	Title:	President

Address:	927 Fairway Dr
Vienna, VA 22180 USA

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Jonas Nachmanson
	Name:	Jonas Nachmanson
Title:

Address:	Kansligatan 11
S — 244 31 Kävlinge, Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
By:	/s/ Kenneth Nörgaard
	Name:	Kenneth Nörgaard
	Title:	Key Account Manager

Address:	Backgatan 5 270 35 Blentarp
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Parlamentet 1 AB Måns Hultman
By:	/s/ Måns Hultman
Måns Hultman

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Tor Peters
	Name:	Tor Peters
Title:

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Daniel Persson
By:	/s/ Daniel Persson
Name:
Title:

Address:	Flygelvägen 100 224 72 Lund
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Jens Rundquist
	Name:	Jens Rundquist
Title:

Address:	Ingrid Bergmans Väg 11
169 40 Solna

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Niclas Rävås

By:	2004 OKT 26
	Name:	Niclas Rävås
	Title:	System Manager

Address:	Routorsv. 224 67 Lund
Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Pär Rosell
	Name:	Pär Rosell
	Title:	Director Corporate Marketing

Address:	Derbyvägen 67
252 86 Helsingborg

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Pelle Sandö
	Name:	Pelle Sandö
Title:

Address:	Tunvägen 22
170 68 Solna Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Sundet Investment AB
By:	/s/ Måns Hultman
Måns Hultman

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB Scheelevägen 17 SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Roland Stålbrand

By:
	Name:	Roland Stålbrand
Title:

Address:	Bäckabrinken 35B, 244 33
Kävlinge, Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Henrik Svensson
By:	/s/ Henrik Svensson
	Name:	Henrik Svensson
Title:

Address:	Östervång 43
SE — 247 32 Södra Sandby Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Maria Stenberg
By:	/s/ Maria Stenberg
Name:
Title:

Address:	Gråvädersvägen
222 28 Lund

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Wilhelm Suneson
	Name:	Wilhelm Suneson
	Title:	Account Manager

Address:	Karlskronavägen 59 121 52 Johanneshov

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Gösta Sjölin

By:
	Name:	Gösta Sjölin
Title:

Address:	Nicoloviusgatan 8
217 57 Malmö Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Malin Sjöberg
	Name:	Malin Sjöberg
	Title:	Translator / Documentalist

Address:	Bäckabrinken 35B
S — 244 33 Kävlinge

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	2004-10-26
	Name:	/s/ Patrick Sillén
	Title:	Mv.

Address:	Byastugsvägen 45
246 51 Löddeköpinge

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Tibia Konsult AB
By:	/s/ Sten K Johnson
	Name:	Sten K Johnson
	Title:	Director

Address:	c/o Midway Holding AB
Box 4241 SE — 203 13 Malmö Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President

c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Peter Vilén Fastighetskonsult AB
By:	/s/ Peter Vilén
	Name:	Peter Vilén
	Title:	President

Address:	Vasagatan 2A
216 12 Limhamn Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Håkan Wolgé
	Name:	Håkan Wolgé
Title:

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:
/s/ Carolina Wikström

By:	Carolina Wikström
Name:
Title:

Address:

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS: Rasmus Wittsell
By:	/s/ Rasmus Wittsell
Name:
Title:

Address:	Västergatan 28
275 33 Sjöbo Sweden

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY: QLIK TECHNOLOGIES INC.
By:	/s/ Måns Hultman
Måns Hultman
CEO and President
c/o QlikTech International AB
Scheelevägen 17
SE-223 70 Lund
SWEDEN

COMMON/SERIES AA PREFERRED STOCK HOLDERS:

By:	/s/ Johan Wickström
	Name:	Johan Wickström
Title:

Address:	Ringvägen 99 235 93 Vellinge

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTOR: ACCEL EUROPE L.P.
By:	Accel Europe Associates L.P.
Its General Partner

By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Tracy L Sedlock
Attorney in Fact

ACCEL EUROPE INVESTORS 2004 L.P.
By:	Accel Europe Associates L.L.C.
Its General Partner

By:	/s/ Tracy L Sedlock
Attorney in Fact

Address:	Bruce Golden
Accel Partners
16 St. James St. London SW1A 1LP, United Kingdom Phone: 011 44 20 7170 1000 Facsimile: 011 44 20 7170 1099 E-mail: bgolden@accel.com
With a copy to:
Richard Zamboldi
Accel Partners
428 University Avenue
Palo Alto, CA 94301
Phone: (650) 614-4800
Facsimile: (650) 614-4880
E-mail: rzamboldi@accel.com
SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTOR: JERUSALEM VENTURE PARTNERS IV, L.P.
By:	Jerusalem Partners IV, L.P., its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

JERUSALEM VENTURE PARTNERS IV-A, L.P.
By:	Jerusalem Partners IV, L.P., its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.
By:	Jerusalem Partners IV, L.P., its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

Address:	41 Madison Avenue, 25th Floor
New York, NY 10010

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

INVESTOR: JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.
By:	Jerusalem Partners IV — Venture Capital, L.P.,
its General Partner

By:	JVP Corp. IV, its General Partner

By:	/s/ Erel Margalit
Name:
Title:

Address:	Jerusalem Technology Park
Building 1
Malha Jerusalem 91487 Israel

SIGNATURE PAGE TO
FIRST REFUSAL AND CO-SALE AGREEMENT

Schedule A
Common Holders
Asplund, Johan
Averstedt, Johan
Been, Henrik
Benteke, Per
Berg, Bjorn (BJB Forvaltning AB)
Berg, Christer
Berg, Lars-Inge
Berg, Lisa
Berg, Sten
Berglund, Karin
Bjork, Claes
Bjork, Lars
Callin, Johan
Carlo, Ingemar
Carnemark, Mathias
Dahlberg, Adam
Dahlberg, anna
Dahlberg, Johan
Ehno, Fredrik
Falkenborn, Anna
Falkenborn, Per
Flodr, Ivana
Gantro AB
Gestrelius, Harriet
Gestrelius, Staffan
Hansen, Tim
Hansson, Anna
Hultman, Mans
Idh, Johan
Intenspentia
Jeppesen, Lena
Jonsson, Kristoffer
Johnson, Sten K. c/o Midway Holding
Kamelen 7 AB, Att: Mats Nilstoft
Lindh, Anna
Lindhe, Magnus
Lohmander, Carl
Lohmander, Hakan
MG Engstrom AB, Goran Engstrom
Miladinov, Jeanett
MM 2000 markment AB, Att: Roy Ahnell
Nahmanson, Jonas
Neumann, Tamara
Nilsson, Lennart
Nilsson, margareta
Norgaard, Kenneth
Novexus, LLC, Christer Bergman
Parlamentet 1 AB, Mats Nilstoft
Persson, Daniel
Peter Vilen Fastighetskonsult Ab
Peters, Tor
Ravas, Niclas
Rossell, Pelle
Rundquist, Jens
Sando, Pelle
Sillen, Patrick
Sjoberg, Malin
Sjolin, Gosta
Sjostedt, Hans
Stalbrand, Roland
Stenberg, Maria
Stiftelsen Industrifonden
Sundet Investment
Suneson, Wilhelm
Svensson, Henrik
Tibia AB c/o Midway Holding
Wickstrom, Johan
Wikstrom, Carolina
Wittsell, Rasmus
Wolge, Hakan

Schedule B
The Investors

Investor	Address

Accel Europe, L.P.	Accel Partners 16 St. James Street
Accel Europe Investors 2004 L.P.	London SW1A 1LP United Kingdom

With a copy to:
Accel Partners 428 University Avenue Palo Alto, CA 94301

Jerusalem Venture Partners IV, L.P	41 Madison Avenue, 25th Floor New York, NY 10010
Jerusalem Venture Partners IV-A, L.P.

Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.

Jerusalem Venture Partners IV (Israel), L.P.	Jerusalem Technology Park Building 1 Malha Jerusalem 91487 Israel

The Existing Investors
Asplund, Johan,
Averstedt, Johan
Been, Henrik
Benteke, Per
Berg, Bjorn (BJB Forvaltning AB)
Berg, Christer
Berg, Lars-Inge
Berg, Lisa
Berg, Sten
Berglund, Karin
Bjork, Claes
Bjork, Lars
BlueGenes Natverkskapital AB
Callin, Johan,
Carlo, Ingemar
Carnemark, Mathias
Dahlberg, Adam
Dahlberg, Anna
Dahlberg, Johan
Ehno, Fredrik
Falkenborn, Anna
Falkenborn, Per
Flodr, Ivana
Gantro AB
Gestrelius, Harriet
Gestrelius, Staffan
Hansen, Tim
Hansson, anna
Hultman, Mans
Idh, Johan
Intenspentia
Jeppesen, lena
Jonsson, Kristoffer
Johnson, Sten K. c/o Midway Holding
Kamelen 7 AB, Att: Sven Olsson
Lagesson, Niklas
Laitis Handels AB, Att: Mats Nilstoft
Lindh, Anna
Lindhe, Magnus
Lohmander, Carl
Lohmander , Hakan
MG Engstrom AB, Goran Engstrom
Miladinov, Jeanett
MM 2000 Markment Ab, Att: Roy Ahnell
Nachmanson, Jonas
Neuman, Tamara
Nilsson, Lennart
Nilsson, Margareta
Norgaard, Kenneth
Novexus LLC, Christer Bergman
Parlamentet 1 AB, Mats Nilstoft
Person, Daniel
Peter Vilen Fastighetskonsult AB
Peters, Tor
Ravas, Niclas
Rosell, Pelle
Rundquist, Jens
Sando, Pelle
Sillen, Patrick,
Sjoberg, Malin
Sjolin, Gosta
Sjostedt, Hans
Stalbrand, Roland
Stenberg, Maria
Stiftelsen Industrifonden,
Sundet Investment
Suneson, Wilhelm
Svensson, Henrik
Swedestart II KB (Capman)
Tibia AB c/o Midway Holding
Wickstrom, Johan
Wickstrom, Carolina
Wittsell, Rasmus
Wolge, Hakan